               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                  ING Clarion Investors LLC
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                            ING CLARION INVESTORS LLC

                               14 East 4th Street
                            New York, New York 10012

           Notice of Meeting of Shareholders to be Held May 29, 2006

March 7, 2006

To the shareholders:

      Notice is hereby given that a meeting of the shareholders (the "Meeting") of ING Clarion Investors LLC (the "Fund") will be held at the offices of counsel to the Fund, 599 Lexington Avenue, New York, NY 10022 at 10:00 AM.

      During the Meeting, shareholders will vote on the following Proposal, which is described more fully in the attached Proxy Statement:

      1.    To elect a Board of Directors.

      Shareholders of record at the close of business on December 31, 2005 are entitled to vote in person at the Meeting or may vote by returning the enclosed proxy. The Board of Directors of the Fund recommends a vote in favor of the Proposal.

                                     By Order of the Board of Directors of
                                     ING Clarion Investors LLC

                                     Jeffrey Lazar
                                     Chief Compliance Officer

                            ING CLARION INVESTORS LLC
                                 PROXY STATEMENT

                             Meeting of Shareholders
                             to Be Held May 29, 2006

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ING Clarion Investors LLC (the "Fund") to be voted at a special meeting of shareholders (the "Meeting"), to be held at offices of counsel to the Fund, 599 Lexington Avenue, New York, NY 10022 at 10:00 AM Eastern Time on May 29, 2006, or any adjournments thereof. In accordance with applicable law, this Proxy Statement is being mailed on or about March 31, 2006. The Board of Directors has fixed the close of business on December 31, 2005 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any adjournment thereof.

General Information About the Fund

      The Fund was formed in January 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund invests all its assets in the ING Clarion Commercial Mortgage Securitization Fund (Cayman), L.P. (the "Cayman Company") which in turn invests all of its assets in the ING Clarion Commercial Mortgage Securitization Fund, L.P. (the "Real Estate Partnership").

      The Fund does not have an investment adviser. All investments in the Fund are invested in the Cayman Company pursuant to the limited partnership agreement the Fund has entered into with the Cayman Company.

      Investors Bank & Trust located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 currently serves as the Fund's custodian and administrator

      The Fund and its business are described in its Registration Statement and in its most recent annual and semi-annual reports. The Fund will furnish, without charge, a copy of its annual report for its most recently completed fiscal year and, if applicable, a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Fund's Chief Compliance Officer Jeffrey Lazar at 14 East 4th Street, New York, New York 10012, or to 212-883-2500.

      As of the close of business on December 31, 2005, the Fund's net assets were $25.4 million and its net asset value per share was $423.01. The Fund is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authorities.

Summary of Proposal

      During the Meeting, shareholders will vote on the following Proposal:

      1.    To elect a Board of Directors.

      No business other than that contemplated by this Proposal will be presented at or acted upon at the Meeting.

Voting on the Proposal

      With respect to the individuals' proposed service on the Fund's Board of Directors, each share of the Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to approve the election of each individual. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

      Shares of the Fund for which no voting instructions are received in respect of the elections will be counted as abstentions. If a shareholder executes and returns a proxy, but fails to indicate how the votes should be cast, the proxy will be considered as a vote in favor of the election of each of the nominees for Directors named in this Proxy Statement. A shareholder may revoke his or her previously granted proxy at any time before it is exercised
(i) by delivering a written notice to the Fund expressly revoking your proxy, or
(ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

      As of the close of business on December 31, 2005, there are 60,053 shares of the Fund issued and outstanding and entitled to vote.

Security Ownership by Certain Beneficial Owners and Management of the Fund

      As of December 31, 2005, to the knowledge of the Fund, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the Fund.

     (1) Name and Address of      (2) Amount and Nature of   (3) Percentage
         Record or Beneficial         Record or Beneficial       of Shares
         Interest Holder              Ownership                  Outstanding
    ---------------------------   ------------------------   ---------------
    Qwest Pension Trust                   58,575.93               97.54%
    1005 17th Street, Suite 250
    Denver, CO 80202

      As of the same date, also to the knowledge of the Fund, the officers and Directors of the Fund individually and in the aggregate owned beneficially and of record less than 1% of shares of the Fund.

Adjournment

      The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies in the event a quorum is not present. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.

Other Information

      The costs associated with this solicitation will be borne by the Fund and are estimated to be $5,000. Fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.

PROPOSAL 1: To elect a Board of Directors

      The Board of Directors has determined that it is desirable to expand the size of the Board. This will allow additional qualified candidates to serve as independent directors, while also providing for continued service by the current Trustees, who have experience and familiarity with the business of the Fund.

      Section 16(a) of the 1940 Act establishes provisions for the appointment and election of Directors of a registered investment company. While some or all of the nominees could be appointed to the Board of Directors solely by action of the current Directors (i.e, without a shareholder meeting), the Board of Directors has determined in connection with these nominees to seek your approval for their elections. (The Board of Directors may, however, determine in the future to appoint other candidates without calling a shareholder meeting to the extent permitted by Section 16(a) of the 1940 Act at that time.). Accordingly, the Board of Directors nominates for your consideration three new independent director nominees, Stephen C. Asheroff, S. Leland Dill and James G. Webb. Each of Messrs. Asheroff, Dill and Webb will qualify as "independent" for these purposes because he is not an "interested person" of the Fund within the meaning of the 1940 Act.

      The biographies, including principal occupations for the last five years, of the three new nominees are as follows:

Stephen C. Asheroff

      Mr. Asheroff retired in 1996 as Executive Vice President and Group Head of Specialized Lending for NatWest Bancorp. At NatWest Bancorp, Mr. Asheroff managed the Real Estate Finance, Automobile Finance and Special Loan departments. Prior to joining NatWest Bancorp, Mr. Asheroff was General Partner for Operations of RMS Associates, a real estate development company. Mr. Asheroff is currently a Director of the Clarion Value Fund, Inc. and of the Clarion Value Fund Master, LLC. At the invitation of the Fund's Board of Directors, Mr. Asheroff has served as an Advisory Director of the Fund, attending meetings of the Board of Directors in that capacity since September 2005.

S. Leland Dill

      S. Leland Dill joined KPMG Peat Marwick (an audit and accounting firm) after graduation from Kansas State University with a B.S. in Business Administration. He served in various capacities until his retirement in 1986 as Partner-in charge of KPMG's Investment Services Practice. He has completed management courses at Stanford University and is a retired Certified Public Accountant.

      During his tenure with KPMG, Mr. Dill's clientele included stock and commodity exchanges, investment banks and broker-dealers, open and closed end mutual funds, hedge funds and other financial services entities. He has served as a member and chairman of various committees of the American Institute of Certified Public Accountants (AICPA), the Securities Industry Association and the Investment Company Institute and was also a member of the Board of Directors of the New York Board of Trade.

      Mr. Dill is currently a Trustee for the Phoenix Funds. He previously served as a Trustee and Chairman of the Audit Committee for the New York Board of the Scudder Funds and has also served as a director for various commercial and finance enterprises. At the invitation of the Fund's Board of Directors, Mr. Dill has served as an Advisory Director of the Fund, attending meetings of the Board of Directors in that capacity since November 2005.

James G. Webb

      Mr. Webb has been a hedge fund industry consultant since August 2004. He was a founding partner of GlobeOp Financial Services, LLC, a fund administrator for global hedge funds, and from 1999 until August 2004, managed GlobeOp's systems development and quality control group.

      Prior to founding GlobeOp, from 1993 to 1999, Mr. Webb served as global manager of management accounting at Long-Term Capital Management. From 1990 to 1993, Mr. Webb was an Equity Derivative Controller with Bankers Trust.

      Mr. Webb began his career with Deloitte Haskins & Sells (an audit and accounting firm) in 1984. He holds a B.S. in Accountancy and a Masters of Computer Science from the University of Illinois. Mr. Webb was perviously a Certified Public Accountant in the State of Illinois. At the invitation of the Fund's Board of Directors, Mr. Webb has served as an Advisory Director of the Fund, attending meetings of the Board of Directors in that capacity since September 2005.

      The Board of Directors also has determined, as required by applicable proxy regulations, which apply to any shareholder meeting at which nominees for the Board are considered, to submit the continued service on the Board of each current Director for your consideration and approval. The biographies, including principal occupations for the last five years, of each nominee who is an existing member of the Board of Directors, are as follows:

Steven N. Fayne

Director

      Mr. Fayne is the Managing Director of GMAC Commercial Mortgage - Affordable Housing Division, a division of Newman Financial Services, Inc. (a GMAC subsidiary) located in San Francisco, which operates nationwide. Previously, Mr. Fayne co-founded Eichler, Fayne & Associates (now EF&A), a Fannie Mae DUS lender. Until his departure, EF&A was Fannie Mae's largest originator of DUS loans.

I. Trevor Rozowsky

Director

      Mr. Rozowsky is the Executive Vice President of Lydian Trust Company and Chief Executive Officer and Director of Lydian Private Bank. From 1993 to 1997, Mr. Rozowsky was the Senior Vice President of Ocwen Financial Corporation, managing the acquisition, capital markets, credit and mortgage lending groups during his tenure.

                                      * * *

      Each of the nominees named above has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Directors may recommend at that time. Pursuant to the Fund's Limited Liability Company Agreement, each Director and officer of the Fund holds office until his or her death, resignation or removal.

      As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Directors and officers of the Fund and the above-named nominees to the Board of Directors, as well as the Fund's independent public accounting firm, is provided in Appendix I to this Proxy Statement.

Shareholder Proposals

      The Fund is not required to hold an annual meeting of shareholders. Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Fund a reasonable time before the Board's solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board's solicitation relating to such meeting is made. Written proposals with regard to the Fund should be sent to Jeffrey Lazar, 14 East 4th Street, New York, New York 10012.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                  SHAREHOLDERS APPROVE THE ABOVE-NAMED NOMINEES
                           TO THE BOARD OF DIRECTORS.

                                     By order of the Board of Directors of
                                     ING Clarion Investors LLC

                                     Jeffrey Lazar
                                     Chief Compliance Officer

March 7, 2006

                                                                      Appendix I

      As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Directors and officers of the Fund and the above-named nominees to the Board of Directors is provided below.

      Unless otherwise noted, the address of all Directors, Nominees and Officers is c/o ING Clarion Investors LLC, 230 Park Avenue, New York, New York 10169.

                            Independent Directors(1)

                                                                        Number of
                                                                       Portfolios
                                                                         in Fund
                                                                         Complex
                      Position(s)                       Principal      Overseen by
                         Held        Term of Office   Occupation(s)    Director or    Other Directorships Held
    Name, Address      with the       and Length of   During Past 5    Nominee for   by Director or Nominee for
       and Age           Fund          Time Served        Years         Director             Director
-------------------   -----------   ---------------   -------------   ------------   --------------------------
Stephen C. Asheroff   Nominee       Not applicable    See above       None           Clarion Value Fund Master,
                      for           (term of                          (nominee to    LLC, Clarion Value Fund,
(age 59)              Director      office, if                        serve as       Inc. (nominee to serve as
                                    approved, will                    director of    trustee of Clarion Total
                                    be until death,                   1 portfolio)   Return Fund)
                                    resignation or
                                    removal)
-------------------   -----------   ---------------   -------------   ------------   --------------------------
S. Leland Dill        Nominee       Not applicable    See above       None           Phoenix Funds (50
                      for           (term of                          (nominee to    portfolios) (1989 to
(age 75)              Director      office, if                        serve as       present); Scudder
                                    approved, will                    director of    Investments (51
                                    be until death,                   1 portfolio)   portfolios) (1986 to
                                    resignation or                                   2005); Coutts (USA)
                                    removal)                                         International (50
                                                                                     portfolios) (1992 to
                                                                                     2000); Coutts Trust
                                                                                     Holdings (50 portfolios)
                                                                                     (1991 to 1999); Coutts
                                                                                     Group (50 portfolios)
                                                                                     (1994 to 1999) (nominee to
                                                                                     serve as director of
                                                                                     Clarion Value Fund, Inc.,
                                                                                     Clarion Value Fund Master,
                                                                                     LLC, and Clarion Total
                                                                                     Return Fund)

----------
(1) Not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

-------------------   -----------   ---------------   -------------   ------------   --------------------------
James G. Webb         Nominee       Not applicable    See above       None           Rubicon Master Fund (4
                      for           (term of                          (nominee to    feeder portfolios);
(age 45)              Director      office, if                        serve as       Rubicon Quantitative
                                    approved, will                    director of    Strategies Master Fund (2
                                    be until death,                   1 portfolio)   feeder portfolios); GSA
                                    resignation or                                   Capital International
                                    removal)                                         Master Fund Ltd. (3 feeder
                                                                                     portfolios); GSA Capital
                                                                                     Macro Master Fund Ltd. (2
                                                                                     feeder portfolios); GSA
                                                                                     Capital GMN Master Fund
                                                                                     Limited (2 feeder
                                                                                     portfolios) (nominee to
                                                                                     serve as director of
                                                                                     Clarion Value Fund, Inc.,
                                                                                     Clarion Value Fund Master,
                                                                                     LLC, and Clarion Total
                                                                                     Return Fund)

Steven N. Fayne       Director      Until death,      See above       1              Clarion Value Fund Master,
                                    resignation or                                   LLC; Clarion Value Fund,
(age 54)                            removal; since                                   Inc.; Clarion Total Return
                                    July 2002                                        Fund

I. Trevor Rozowsky    Director      Until death,      See above       1              Lydian Private Bank; Cold
                                    resignation or                                   Spring Capital, Inc.;
(age 44)                            removal; since                                   Clarion Value Fund Master,
                                    June 2002                                        LLC; Clarion Value Fund,
                                                                                     Inc.; Clarion Total Return
                                                                                     Fund

                                    Officers

                        Position(s) Held    Term of Office
 Name, Address                with           and Length of   Principal Occupation(s) During
    and Age                 the Fund          Time Served            Past 5 Years
-------------------   -------------------   --------------   ------------------------------------
Annemarie Gilly       President and Chief   Until death,     Founding Partner, Gilly Consulting,
                      Executive Officer     resignation or   LLC; Former Director of Investor
(age 54)                                    removal; since   Relations, Globeop Financial
                                            March 2004       Services, Inc.; Founding Partner,
                                                             Gilly and Lazar Consultants; Head of
                                                             Relationship Management, The Bank of
                                                             New York; Director of Client
                                                             Services, Zweig-DiMenna Associates,
                                                             LLC

Jeffrey Lazar         Chief Financial       Until death,     CCO and CFO, Twin Securities, Inc.;
                      Officer, Secretary,   resignation or   Founding Partner, Gilly and Lazar
(age 46)              Treasurer and         removal; since   Consultants; Formerly, Executive
                      Compliance Officer    March 2004       Vice President, Treasurer and Chief
                                                             Financial Officer, Zweig Advisors
                                                             Inc.

      The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2005. Officers of the Fund and Interested Directors do not receive any compensation from the Fund.

                                                    Pension or
                                 Aggregate      Retirement Benefits   Estimated Annual   Total Compensation
     Name of Person,            Compensation     Accrued as Part of     Benefits Upon      From Fund Paid
        Position                From the Fund      Fund Expenses          Retirement       to  Directors
--------------------------      -------------   -------------------   ----------------   ------------------
Stephen C. Asheroff,               $2,167               $ 0                  $ 0               $2,167
Nominee*

S. Leland Dill,                    $1,250               $ 0                  $ 0               $1,250
Nominee*

Steven N. Fayne,                   $5,000               $ 0                  $ 0               $5,000
Director

I. Trevor Rozowsky,                $5,000               $ 0                  $ 0               $5,000
Director

James G. Webb,                     $2,167               $ 0                  $ 0               $2,167
Nominee*

* Messrs. Dill and Webb have served as Advisory Directors of the Funds (at the invitation of the Boards of Directors) since September 2005. Compensation shown as received by them was received in that capacity.

      The following table sets forth information as of December 31, 2005 regarding ownership by the Directors of the Fund and by Messrs. Asheroff, Dill and Webb of equity securities of the Fund. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000;
D = $50,001 to $100,000; E = over $100,000.

                              Independent Directors

          (1)                         (2)                         (3)
-----------------------   --------------------------   -------------------------
                                                            Aggregate Dollar
                                                            Range of Equity
                                                        Securities in All Funds
                                                          Overseen by Director
                            Dollar Range of Equity        or Nominee in Family
  Name of Director or             Securities                 of Investment
        Nominee                   in the Fund                  Companies
-----------------------   --------------------------   -------------------------
Stephen C. Asheroff                    A                           A

S. Leland Dill                         A                           A

Steven N. Fayne                        A                           A

I. Trevor Rozowsky                     A                           A

James G. Webb                          A                           A

      Mr. Fayne and Mr. Rozowsky also serve as directors of two other registered investment companies, Clarion Value Fund Master, LLC, Clarion Value Fund, Inc. and as a trustee of Clarion Total Return Fund. Mr. Asheroff also serves as a director of Clarion Value Fund Master, LLC and Clarion Value Fund, Inc. and is a candidate to serve as a trustee of Clarion Total Return Fund. Messrs. Dill and Webb are candidates to serve as directors of the Clarion Value Fund Master, LLC, Clarion Value Fund, Inc. and as trustees Clarion Total Return Fund. Except as just described, none of the Independent Directors has held any other position with the Fund or any affiliate of the Fund.

      There were four meetings of the Board of Directors held during the fiscal year ended December 31, 2005. Each current Director attended at least seventy-five percent of the aggregate number of those meetings of the Board and, during the same period, of any committee on which he or she served.

      The Board of Directors has a single standing, chartered committee devoted to review of the Fund's audit functions and its independent accountants. This Audit Committee reviews the contract between the Fund and its independent accountants, recommends the continuation or termination of the contract with the independent accountants, oversees the Fund's accounting and financial reporting policies, procedures and internal controls and generally acts as a liaison with the independent accountants. Currently, the Audit Committee for the Fund consists of the Independent Directors, Messrs. Rozowsky and Fayne. The Audit Committee held two meetings during the fiscal year ended December 31, 2005.

      The Fund does not have a standing, chartered nominating committee because the Board of Directors has determined that all of its Independent Directors acting as a group properly should serve that function. When nominees are considered, they are considered by the existing Independent Directors. The committee will consider nominees to the Board recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Director of the Fund, should be submitted to the Board at the address maintained for communications with Independent Directors. With respect to the criteria for selecting Independent Directors, it is expected that each candidate will possess the following minimum qualifications: (i) not an interested person of the Fund or their affiliates within the meaning of the 1940 Act; (ii) personal integrity; and (iii) business judgment gained through experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues. A candidate need not have the type of previous experience or knowledge referred to above if it is otherwise determined that he or she has additional qualifications such that his or her qualifications, taken as a whole, demonstrate a comparable level of fitness for the position.

Independent Accountant

      The Board of Directors does not anticipate that representatives of the Fund's independent public accounting firm, Ernst & Young LLP, will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding the Proposal. Audited financial statements for the fiscal year ended December 31, 2005 are contained in the Fund's Annual Reports. Shareholders may obtain a copy from the Fund at no charge by mail at 14 East 4th Street, New York, New York 10012 or by telephone at (212) 883-2500. A copy may also be obtained by visiting the Securities and Exchange Commission's (the "SEC") website (http://www.sec.gov).

      Audit fees paid by the Fund for professional services rendered by Ernst & Young LLP ("E&Y") related to the audit of the Fund's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Fund's Prospectuses and Statements of Additional Information) were $15,000 and $25,000 for the fiscal years ended December 31, 2004 and 2005, respectively.

      Audit-related fees paid by the Fund for professional services rendered by E&Y reasonably related to the audit of the Fund, but not described in the preceding paragraph, were $0 and $0 for the fiscal years ended December 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by any affiliated entity providing services to the Fund.)

      Tax fees paid by the Fund for professional services rendered by E&Y for tax compliance, tax advice and tax planning, were $0 and $0 for the fiscal years ended December 31, 2004 and 2005, respectively. (Nor during the same periods were any such fees paid to E&Y by any affiliated entity providing services to the Fund.)

      All other fees paid by the Fund to E&Y (i.e., for services other than those described with respect to audit, audit-related and tax fees above) were $0 and $0 for the fiscal years ended December 31, 2004 and 2005, respectively. (During the same periods, such fees paid to E&Y by any affiliated entity providing services to the Fund were $0 and $0, respectively.)

      The Fund's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by E&Y to the Fund and, in some cases, to affiliates of the Fund. To date, no such services have required review by the Audit Committee. In respect of audit-related fees, tax fees and all other fees paid to E&Y by the Fund (each as outlined in one of the three immediately preceding paragraphs), the percentage of such fees approved pursuant to a de minimis standard was 0.2% and 0.2% (audit-related fees, fiscal years 2004 and 2005 respectively), 0% and 0% (tax fees, fiscal years 2004 and 2005 respectively) and 0% and 0% (all other fees, fiscal years 2004 and 2005 respectively). The Audit Committee has considered whether the payment of the various fees outlined above is compatible with maintaining E&Y's independence with respect to the Fund.

                                                                     Appendix II

                            ING CLARION INVESTORS LLC
                               14 East 4th Street
                            New York, New York 10012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ING CLARION INVESTORS LLC. The undersigned hereby appoints Jeffrey Lazar and Ann Marie Gilly and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of ING CLARION INVESTORS LLC on May 29, 2006, including all adjournments, as specified below. The Board of Directors will not present or act upon any business other than that contemplated by the proposals specified below at the special meeting.

1.    To elect Board of Directors:                New Independent Director
                                                  nominees:

      FOR all nominees listed [ ]                 Stephen C. Asheroff [ ]

      AGAINST all nominees listed [ ]             S. Leland Dill [ ]

      ABSTAIN from voting for all nominees [ ]    James G. Webb [ ]

      Only FOR the nominees indicated [ ]         Independent Director Nominees
                                                  currently serving as members
                                                  of the Board of Directors:

                                                  Steven N. Fayne [ ]

                                                  I. Trevor Rozowsky [ ]

                                                  Interested Director Nominees
                                                  currently serving as members
                                                  of the Board of Directors:

You may vote by mail, using the enclosed ballot or in person at the meeting. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION ABOVE MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED ABOVE.

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This proxy is in respect of all shares owned by   Please sign, date and return
the undersigned.                                  in the accompanying envelope.
                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, give full
                                                  name and title as such.

                                                  ------------------------------
                                                  Signature                 Date

                                                  ------------------------------
                                                  Name                     Title
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